Pro Forma Combined Financial Information

         On June 30, 2000, Healthaxis, Inc's ("HAI") subsidiary, Healthaxis.com, Inc. ("Healthaxis") and Digital Insurance, Inc. ("Digital") entered into an asset purchase agreement that set forth the terms and conditions under which HealthAxis sold to Digital substantially all assets related to its retail website, including intellectual property of the retail web site user interface, certain tangible assets, and the existing in-force insurance business. On September 29, 2000, HealthAxis and Digital entered into an Amendment to the Asset Purchase Agreement, which amends among other things, the payment terms in the original agreement. The consideration received by the Company in return for these assets consisted of: $500,000 in cash at closing, a $500,000 note at closing, ongoing license fees, a technology services contract, and an 11% equity interest in Digital. The transaction was completed on October 13, 2000. HAI has accounted for the disposal of the retail website in the Form 10-Q as filed for the six months ended June 30, 2000 as a discontinued operation as of June 30, 2000.

         The unaudited pro forma consolidated financial information should be read in conjunction with the notes hereto and the following:

         o HAI's historical consolidated financial statements and notes thereto included in HAI's quarterly report on Form 10-Q for the six months ended June 30, 2000 which is incorporated by reference in this document;

         o HAI's historical consolidated financial statements and notes thereto included herein for the year ended December 31, 1999.

                        HEALTHAXIS INC. AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
           (Dollars in the thousands, except share and per share data)
                         Six Months Ended June 30, 2000

                                                       As            Disposition
                                                 Reported (3)(4)     Adjustments      Pro Forma
                                                 ---------------     -----------      ---------
Net Revenues................................     $  21,738           $      --         $ 21,738
                                                 ---------           ---------         --------
Expenses:
  Cost of Revenues..........................        14,247                  --           14,247
  Operating.................................         8,815                  --            8,815
  Sales and marketing.......................           716                  --              716
  General and administrative................         6,246                  --            6,246
  Amortization of value of customers........         2,151                  --            2,151
  Amortization of developed software........           503                  --              503
  Amortization of goodwill..................        69,532             (69,532)(4)           --
  Interest expense..........................           177                  --              177
  Merger related costs......................         4,678                  --            4,678
                                                 ---------           ---------         --------
  Total expenses............................       107,065             (69,532)          37,533
                                                 ---------           ---------         --------

  Income (loss) from operations.............       (85,327)             69,532          (15,795)
  Provisions (benefit) for income taxes.....           --                   --               --
                                                 ---------           ---------         --------
  Income (loss) before minority interest....       (85,327)             69,532          (15,795)
  Minority interest.........................        51,943             (33,182)(4)       18,761
                                                 ---------           ---------         --------
  Income (loss) from continuing operations..     $ (33,384)          $  36,350         $  2,966
                                                 =========           =========         ========

(Loss)/gain per common share from continuing
operations
      Basic.................................     $   (2.55)                            $   0.23
      Diluted...............................                                           $   0.21

Weighted average common shares outstanding
      Basic.................................    13,072,000                           13,072,000
      Diluted...............................                                         14,222,491

                        HEALTHAXIS INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                           (Dollars in the thousands)
                               As of June 30, 2000

                                                    As                Disposition
                                               Reported (3)(4)        Adjustments         Pro Forma
                                               ---------------       ------------         ---------
Assets
Cash and cash equivalents...............      $    31,530                $   --           $   31,530
Accounts and notes receivable...........            7,887                    --                7,887
Prepaid interactive marketing expense...              619                    --                  619
Other assets............................              297                    --                  297
                                               ----------                ------           ----------
Total current assets....................           40,333                    --               40,333

Property, equipment and software, net...           13,085                    --               13,085
Capitalized software costs..............            3,876                    --                3,876
Other intangibles.......................           15,054                    --               15,054
Goodwill, net...........................               --                    --                   --
Other assets............................            1,341                    --                1,341
                                               ----------                ------           ----------
Total Assets............................      $    73,689                $   --           $   73,689
                                               ==========                ======           ==========

Liabilities and Stockholders' Equity
Liabilities:
Accounts payable........................      $       619                $   --           $      619
Accrued commissions and expenses........            8,609                    --                8,609
Current maturities......................              413                    --                  413
Deferred revenues.......................              639                    --                  639
                                               ----------                ------           ----------
Total current liabilities...............           10,280                    --               10,280

Convertible debentures..................           26,045                    --               26,045
Other long-term liabilities.............            7,692                    --                7,692
                                               ----------                ------           ----------
Total liabilities.......................           44,017                    --               44,017

Minority Interest.......................           46,925                    --               46,925

Stockholders' Equity (Deficit):
Preferred stock.........................               --                    --                   --
Common stock............................            1,310                    --                1,310
Additional paid in capital..............          324,963                    --              324,963
Unearned compensation...................           (7,528)                   --               (7,528)
Accumulated deficit ....................         (335,998)                   --             (335,998)
                                               ----------                ------           ----------
Total Stockholders' Equity (Deficit)....          (17,253)                   --              (17,253)
                                               ----------                ------           ----------
Total Liabilities and Stockholders' Equity     $   73,689                $   --           $   73,689
                                               ==========                ======           ==========


                        HEALTHAXIS INC. AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
           (Dollars in the thousands, except share and per share data)
                          Year Ended December 31, 1999

                                                             Non Merging      Insurdata
                                                              Insurdata     Incorporated
                                       As       Insurdata    Incorporated       Merger                    Disposition     Pro
                                    Reported   Incorporated  Subsidiaries    Adjustments    Subtotal      Adjustments     Forma
                                   ---------   ------------ -------------    -----------   ---------     -----------    --------

                                      (4)         (1)         (2)               (3)
Revenue:
    Commission and fee revenue ..  $    --      $46,463        $(3,566)         $    --       $ 42,897     $     --        $42,897
    Interest and other revenue ..                    80             13                              93           --             93
                                   -------      -------         ------        ---------      ---------     --------       --------
     Total revenue ..............       --       46,543         (3,553)                         42,990           --         42,990
                                   -------      -------         ------        ---------      ---------     --------       --------

Expenses:
     Operating ..................      504       38,470         (3,069)                         35,905           --         35,905
      Sales and marketing .......      447          475                                            922           --            922
     General and administrative .    7,457        5,395            (77)                         12,775           --         12,775
     Amortization of value of
        customers ...............                                                 4,301          4,301           --          4,301
     Amortization of developed
         software ...............                                                   954            954           --            954
     Amortization of goodwill ...      765                                      136,437        137,202     (137,202)(4)         --
     Interest expense ...........      925                                                         925           --            925
     Asset Impairment ...........                                                                   --           --             --
     Merger related costs .......                                                 3,207          3,207           --          3,207
                                   -------      -------         ------        ---------      ---------     --------       --------
     Total expenses .............   10,098       44,340         (3,146)         144,899        196,191     (137,202)        59,989
                                   -------      -------         ------        ---------      ---------     --------       --------
     Income (loss) from
         operations .............  (10,098)       2,203           (407)        (144,899)      (153,201)     137,202        (15,999)
     Provisions (benefit)
         for income taxes: ......                   832           (119)            (713)            --           --             --
                                   -------      -------         ------        ---------      ---------     --------       --------
     Income (loss) before
       minority interest ........  (10,098)       1,371           (288)        (144,186)      (153,201)     137,202        (15,999)
     Minority interest ..........   (1,008)                                                     (1,008)          --         (1,008)
                                   -------      -------         ------        ---------      ---------     --------       --------
     Income (loss) from
       continuing operations ....  $(9,090)     $ 1,371         $ (288)       $(144,186)     $(152,193)    $137,202       $(14,991)
                                   =======      =======         ======        =========      =========     ========       ========


Basic and diluted (loss) per
common share from continuing
operations ......................  $(0.73)                                                                                  $(1.21)

Basic and diluted weighted
averag ecommon shares
outstanding .................. 12,260,000                                                                               12,260,000


                        HEALTHAXIS INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  (Dollars in Thousands except per share data)


1.       Historical consolidated financial statements of Insurdata Incorporated.

2. Adjustment relates to Insurdata Incorporated's sale of Insurdata Marketing Services, LLC and Insurdata Administrators, a division of Insurdata Incorporated at book value to UICI on October 1, 1999. The adjustment to the 1999 Statement of Operations was made to eliminate the activity of these two entities from January 1, 1999 to September 30, 1999 that is included in the historical consolidated financial statements of Insurdata Incorporated. The operations listed above were retained by UICI prior to the merger of Insurdata Incorporated and HealthAxis.

3. On January 7, 2000, HealthAxis completed a merger with Insurdata Incorporated in which HealthAxis exchanged 21,807,567 shares of its common stock for 100% of the issued and outstanding shares of Insurdata Incorporated. This merger has been accounted for as a purchase in the historical financial statements for the six months ended June 30, 2000.

         The fair value of the Insurdata assets and liabilities acquired through the Insurdata merger were:

         Cash and cash equivalents............................     $  2,126
         Accounts receivable, net.............................        5,834
         Fixed assets.........................................        6,278
         Developed software...................................        2,862
         Unearned compensation................................       10,691
         Customer base........................................       17,205
         Goodwill.............................................      682,184
         Other assets.........................................        1,768
         Other liabilities....................................       (5,021)
                                                                   --------
                                                                   $723,927
                                                                   ========

         Included in the Insurdata Merger Adjustments on the Pro forma Consolidated Statement of Operations for the Year Ended December 31, 1999 is the amortization of intangibles resulting from the above purchase price allocation. Amortization of these intangibles on an annual basis has been calculated as follows:

                                                                      Annual
     Asset                           Life             Amount       Amortization
     -----                           ----             ------       ------------
Customer Base                     48 months         $   17,205      $    4,301
Developed Software                36 months         $    2,862      $      954
Goodwill                          60 months         $  682,184      $  136,437
Unearned compensation             40 months         $   10,691      $    3,207

4. On June 30, 2000, HealthAxis entered into an Asset Purchase Agreement with Digital Insurance, Inc. ("Digital"), an internet based distributor of health insurance. Under the terms of the agreement, HealthAxis agreed to sell to Digital its retail website user interface and other assets related to its retail website. HealthAxis has accounted for the sale of these assets as a discontinued operation at June 30, 2000. Included in the loss on the sale of discontinued operations at June 30, 2000 is a write off of goodwill due to impairment in the amount of $619,767. Management determined that the goodwill was impaired based upon an analysis of future net cash flows in accordance with Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The loss on impairment is included in the loss on the sale of discontinued operations as it directly relates to the change in the Company's business focus away from the eDistribution group and towards the application solutions group. The pro forma statements of operations for the periods ended December 31, 1999 and June 30, 2000 reflect the elimination of the amortization of goodwill totaling $137,202 and $69,532, respectively.

         The historical financial statements for the year ended December 31, 1999 have been restated to reflect the discontinued operations and are included herein.